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                                                                      Exhibit 23






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





As independent certified public accountants, we hereby consent to the incorporation by reference of our report included in this Form 11-K into Barnett Inc.'s previously filed Registration Statement on Form S-8 File No. 333-23431.



ARTHUR ANDERSEN LLP




Jacksonville, Florida
December 23, 1998